SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date earliest event reported)           January 13, 2000
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                             VALUE HOLDINGS, INC.
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            (exact name of registrant as specified in its charter)


                                    FLORIDA
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              (State or other jurisdiction of incorporation)



        0-15076                                          59-2388734
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(Commission File Number)                  (IRS Employer Identification Number)



         2307 Douglas Road, Miami FL                  	33145
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(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, Including Area Code:    (305) 447-8801
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                                      N/A
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(Former name or former address, if changed since last report)

                 Item 5. Other Events.

	Marc Rosenberg has resigned as a director of the Registrant effective January 13, 2000. Mr. Rosenberg did not have any disagreements with the Board of Directors of the Registrant or with the officers of the Registrant.

	Also effective January 13, 2000 the Board of Directors appointed Tom
P. Hazell, David Stone, and John J. Balatinecz to the Registrant's Board of Directors. David Stone is the brother-in-law of Robert Ziner, president of the Registrant.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VALUE HOLDINGS, INC,

                                       By /s/ Robert Ziner
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                                               Robert Ziner
                                               President
Date: January 13, 2000